UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5201 Great America Parkway, Suite 232 Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 2.05 of the Current Report on Form 8-K filed by Landec Corporation (the “Company”) on January 2, 2020 (the “Original Report”), to reflect the expected financial impact from the divestiture of the Company’s yet-to-be operational salad dressing plant in Ontario, California, which, at the time of the Original Report, the Company was unable to estimate. The Company made a determination of such information on March 20, 2020, and this Amendment is being filed to report such information. Except for the changes reflected in this Amendment No. 1, this Amendment No. 1 does not amend or update any other information contained in the Original Report or purport to provide an update or discussion of any developments at the Company subsequent to the filing date of the Original Report. This Amendment No. 1 should be read in conjunction with the Original Report.

Item 2.05 Costs Associated with Exit or Disposal Activities.

        Based on information available as of March 20, 2020, the Company expects to recognize a non-cash asset impairment related to the salad dressing plant in Ontario, CA of approximately $10.6 million in its third quarter of fiscal 2020, related to related to write-offs arising from the abandoned tenant improvements and other related assets.

***

        Certain statements in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which involve certain risks and uncertainties that could cause actual results to differ materially, including such factors as, among others, the timing and expenses associated with the Company’s operations, the anticipated success of the Company’s pending strategic initiatives, including the timing of such initiatives and the Company’s ability to recognize anticipated annual savings on its anticipated timeline, or at all, the ability of the Company to achieve acceptance of new products in the market place, weather conditions that can affect the supply and price of produce, government regulations affecting the Company’s business, the timing of regulatory approvals necessary to operate the Company’s business, the Company’s ability to successfully integrate Yucatan Foods into the Curation Foods business, the mix between domestic and international sales and any other statements about our future expectations, plans, intentions, beliefs or prospects expressed by management or the Company. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission (“SEC”), including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2020

LANDEC CORPORATION

By: /s/ Brian McLaughlin
  Brian McLaughlin
Chief Financial Officer and
Vice President of Finance and Administration